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                                UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              __________________

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported):  April 13, 2006


                         AUTOMATIC DATA PROCESSING, INC.
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             (Exact name of registrant as specified in its charter)

                                   Delaware
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                (State or other jurisdiction of incorporation)

             1-5397                                     22-1467904
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    (Commission File Number                  (IRS Employer Identification No.)


 One ADP Boulevard, Roseland, New Jersey                  07068
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(Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (973) 974-5000
                                                           --------------

                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 8.01    OTHER EVENTS.

On April 13, 2006, Automatic Data Processing, Inc., a Delaware corporation, issued a press release announcing that it has completed the sale of its Claims Services business to Solera, Inc.

A copy of the press release is furnished herewith as Exhibit 99.1 and is hereby incorporated by reference.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

       (d)   Exhibits.

             The following exhibits are filed as part of this Report on Form 8-K:

             EXHIBIT NUMBER        DESCRIPTION
             --------------        -----------

                  99.1 Press Release issued by Automatic Data Processing, Inc. on April 13, 2006.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 13, 2006

                                         AUTOMATIC DATA PROCESSING, INC.



                                         By: /s/ James B. Benson
                                            -----------------------------------
                                             Name:  James B. Benson
                                             Title: Vice President



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                                 EXHIBIT INDEX
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EXHIBIT NUMBER        DESCRIPTION
--------------        -----------

     99.1 Press Release issued by Automatic Data Processing, Inc. on April 13, 2006.